UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): November 6, 2008
ECHOSTAR CORPORATION
(Exact name of registrant as specified in its charter)

Nevada	001-33807	26-1232727
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
90 Inverness Circle E.
Englewood, Colorado 80112
(Address of principal executive offices with zip code)
(303) 706-4000
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On November 6, 2008, Steven R. Goodbarn resigned from our board of directors. Mr. Goodbarn served on our Audit, Nominating and Compensation Committees. After the recent appointment of Joseph P. Clayton as one of our independent directors, Mr. Goodbarn resigned, among other reasons, to allow him to devote more time to his responsibilities as a director of DISH Network Corporation, our former parent, and to reduce the number of directors that serve on the boards of both DISH Network Corporation and us. Following Mr. Goodbarn’s resignation, the size of our board of directors was reduced to seven.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ECHOSTAR CORPORATION
Date: November 10, 2008	By:	/s/ R. Stanton Dodge
	Name:	R. Stanton Dodge
	Title:	Executive Vice President, General Counsel and Secretary

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